UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2010

Gateway Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6404 (Commission File Number)	44-0651207 (I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 4100
Houston, Texas 77001
 (Address of principal executive office)(Zip Code)

(713) 336-0844
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Gateway Energy Corporation (the "Gateway") will issue a press release on April 12, 2010 urging its stockholders to take no action on the consent solicitation by Frederick M. Pevow, Jr. and his affiliate GEC Holding, LLC (collectively, "Pevow").  Pevow is proposing to remove substantially all of the current members of Gateway's Board of Directors and replace them with his hand-picked nominees.  Gateway urges all stockholders to discard any WHITE consent cards they receive from PEVOW and SIGN, DATE and RETURN the GOLD consent revocation cards which the Company will be mailing to stockholders shortly.

The text of the related press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                                Description of Exhibit

99.1	Press Release, dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway Energy Corporation

By:	/s/ Robert Panico
Robert Panico
President and Chief Executive Officer

Date:  April 9, 2010

EXHIBIT INDEX

Exhibit No.                                Description of Exhibit

99.1	Press Release, dated April 12, 2010.